                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 1998


                       HEALTHCARE IMAGING SERVICES, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


===============================================================================
           Delaware                    000-19636                22-3119929
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)
===============================================================================


                  200 Schulz Drive, Red Bank, New Jersey 07701
                  --------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (732) 224-9292



                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS.

              Effective as of October 1, 1998, HealthCare Imaging Services, Inc. (the "Company") acquired (the "Beran Acquisition") substantially all of the assets and properties of Echelon MRI, P.C., Mainland Imaging Center, P.C., North Jersey Imaging Management Associates, L.P., Bloomfield Imaging Associates, P.A. and Irving N. Beran, M.D., P.A. (collectively the "Beran Entities") that pertain to three (3) diagnostic imaging facilities, one radiology/x-ray/ultrasound facility and certain other radiology facilities operated by the Beran Entities. Filed as an exhibit hereto are an unaudited consolidated balance sheet of the Company as of October 31, 1998 and unaudited consolidated statements of income of the Company for the one month and ten month periods ended October 31, 1998, in each case presenting the Company's financial position and results of operation after consummation of the Beran Acquisition.

              In the opinion of management, the unaudited consolidated condensed financial statements filed herewith contain all adjustments necessary to present fairly the Company's financial position as of October 31, 1998 and the related statements of income for the one month and ten month periods then ended. Certain information and footnote disclosures normally included in annual financial statements have been omitted from the accompanying interim consolidated financial statements.

              The results of operation for the one month and ten month periods ended October 31, 1998 are not necessarily indicative of the results of operations expected for the year ending December 31, 1998 or any other period. The unaudited consolidated condensed financial statements filed herewith should be read in conjunction with the consolidated financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, which is on file with the Securities and Exchange Commission.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              c)  Exhibits

                  99.1     Unaudited Financial Statements.

                           1.  Unaudited Consolidated Balance Sheet of
                               HealthCare Imaging Services, Inc. as of
                               October 31, 1998.

                           2. Unaudited Consolidated Statements of Income of HealthCare Imaging Services, Inc. for the one month and ten month periods ended October 31, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEALTHCARE IMAGING SERVICES, INC.
                                            (Registrant)


Dated: December 7, 1998                     By: /s/ Elliott H. Vernon
                                               -----------------------
                                               Name:  Elliott H. Vernon
                                               Title: Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer

                               INDEX TO EXHIBITS

Exhibit No.                                                            Page No.
-----------                                                            --------
(99.1)   Unaudited Financial Statements.

         1.   Unaudited Consolidated Balance Sheet of
              HealthCare Imaging Services, Inc. as of
              October 31, 1998.

         2. Unaudited Consolidated Statements of Income of HealthCare Imaging Services, Inc. for the one month and ten month periods ended
              October 31, 1998.